UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 16, 2005

                         NUTRITIONAL SOURCING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                 33-63372           65-0415593
   ------------------------------  ---------------  ----------------------
    (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)           File Number)     identification no.)


           1300 N.W. 22nd Street
           Pompano Beach, Florida                     33069
  ----------------------------------------    -----------------------
  (Address of principal executive offices)         (Zip code)

     Registrant's telephone number, including area code: (954) 977-2500
                                                         ---------------

     Registrant's worldwide web address: www.pueblo.net

     Registrant's former name or former address, if changed since last report
     -----------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240-14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))











ITEM 7.01 REGULATION FD DISCLOSURE

      On June 15, 2005, Nutritional Sourcing Corporation announced the results of its previously announced tender offer (the "Invitation") for its outstanding 10.125% Senior Secured Notes Due 2009 (the "Notes"). The Invitation expired on June 15, 2005 at 5:00 p.m., New York City time (the "Expiration Date"). See the press release included as an exhibit to this Form 8-K for more details.


ITEM 9 EXHIBITS

                  (c)      Exhibit.      Document Description

20.1	Nutritional Sourcing Corporation
              announces results of Tender Offer for
              its 10.125% Senior Secured Notes Due
              2009.


SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Nutritional Sourcing Corporation
June 16, 2005                    By: /s/ Daniel J. O'Leary
                                 ---------------------------
                                 Daniel J. O'Leary
                                 Executive Vice President
                                 and Chief Financial Officer
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